FIRST AMENDMENT TO CREDIT AGREEMENT

This First Amendment to Credit Agreement (“Amendment”) is entered into as of November 8, 2017 by and among FIVE POINT OPERATING COMPANY, LP, a Delaware limited partnership (“Borrower”), ZB, N.A., dba CALIFORNIA BANK & TRUST (“CBT”), as the administrative agent (“Administrative Agent”) for itself as a lender and lenders COMERICA BANK, a Texas banking association (“Comerica”), JPMORGAN CHASE BANK, N.A., a national banking association (“JPMorgan”), and CITIBANK, N.A. (“Citibank” and collectively with CBT as a lender, Comerica, JPMorgan and Citibank, the “Lenders” and each individually a “Lender”), with respect to that certain Credit Agreement dated as of April 18, 2017 (the “Original Credit Agreement” and, as amended by this Amendment, “Credit Agreement”) in the original maximum commitment amount of $50,000,000.00 (the “Loan”). Except to the extent expressly defined herein, each capitalized term shall mean as defined in the Original Credit Agreement.
RECITALS
A.    Borrower also executed that certain Note dated as of April 18, 2017 in favor of CBT as a Lender in the original face amount of $50,000,000.00 (the “CBT Note”) and the Domestic Subsidiaries of the Borrower listed on Schedule 1.01(a) of the Credit Agreement executed that certain Guaranty dated as of April 18, 2017 in favor of Administrative Agent for the benefit of Lenders (the “Guaranty”). The Credit Agreement, the Note, the Guaranty and all other agreements, documents, and instruments evidencing, supporting and otherwise relating to the Loan, as each may be amended, modified, extended or restated from time to time, are sometimes referred to individually and collectively as the “Loan Documents”. Hereinafter, the Loan Documents shall mean such documents as modified by this Amendment. At the time that Borrower originally entered in the Loan Documents, Borrower was a Delaware limited liability company. Subsequent thereto, on October 1, 2017, Borrower converted from a Delaware limited liability company to a Delaware limited partnership.
B.    Borrower has requested that CBT modify the Loan and the Loan Documents to, among other things, increase the Aggregate Commitments to $125,000,000.00 and to extend the current Maturity Date of April 18, 2019 to April 18, 2020.
C.     Concurrently with this Amendment and as a condition to the effectiveness thereof, CBT is assigning sixty percent (60%) of the Commitment, as such Commitment is being increased by this Amendment to $125,000,000.00, to the other Lenders, with each of the other Lenders assuming a twenty percent (20%) interest of the Commitment.
AGREEMENT
WHEREFORE, based on the foregoing, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.Accuracy of Recitals. The parties hereto acknowledge the accuracy of the recitals set forth above.
2.Amendments to Defined Terms. Section 1 of the Original Credit Agreement (Defined Terms) is hereby amended as follows:
a.    The following existing defined terms are hereby amended and restated in their entirety as follows:
i)    “Aggregate Commitments” means the Commitments of all the Lenders, which Commitments aggregate $125,000,000.00.
ii)    “Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds

Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to CBT on such day on such transactions as determined by the Administrative Agent and (c) if the Federal Funds Rate shall be less than zero percent (0.0%) at any time, such rate shall be deemed to be zero percent (0.0%) for the purposes of this Agreement so long as the Federal Funds Rate remains at less than zero percent (0.0%).
iii)    “Letter of Credit Sublimit” means an amount equal to the Aggregate Commitments (i.e., $125,000,000.00).
iv)    “Maturity Date” means the latest of (a) April 18, 2020, (b) if the Maturity Date is extended pursuant to Section 2.14, April 18, 2021 if extended a final time, or (c) if a Term Out Commencement Date occurs pursuant to Section 2.04, the Converted Term Loan Maturity Date; provided, however, that, in each case, if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day. “
b.    The defined term “Consolidated Adjusted Tangible Net Worth” is hereby deleted in its entirety.
c.    The following new defined terms are hereby inserted into Section 1 of the Credit Agreement, with such insertion to be in accordance with the alphabetical order of the defined terms in Section 1:
i)    “Borrowing Base” means, as of any date of determination, an amount equal to (a) the Consolidated Unpledged Assets divided by (b) 1.5.
ii)    “Borrowing Base Indebtedness” means, as of any date of determination, an amount equal to (a) Consolidated Funded Indebtedness of Holdings and its Subsidiaries minus (b) Non-Recourse Indebtedness of Holdings and its Subsidiaries and (c) any Indebtedness secured by asset(s) of Holdings or any of its Subsidiaries not included in the Consolidated Unpledged Assets.
iii)    “Material Assets” means any assets of Holdings other than any (a) Equity Interests in Borrower or any Equity Interests in any intermediate holding company parent of Borrower, (b) cash or Cash Equivalents received as a tax distribution or payment from the Borrower pursuant to the Borrower's Organizational Documents and any intercompany receivable or other asset arising as a result of one or more intercompany loans from Holdings to Borrower of all or any portion of such cash or Cash Equivalents received as such tax distribution or payment, (c) immaterial personal property assets which are owned by Holdings in the ordinary course of its business and are incidental to Holdings’ ownership of Borrower, or (d) assets expressly disclosed by separate line item on Holdings’ quarterly financial statements for the period of ending as of June 30, 2017, which statements have been delivered in accordance with Section 6.01(b) of the Credit Agreement.
3.Amended Loan Terms. The following terms and provisions set forth in the Original Credit Agreement are hereby amended as follows:
a.    Section 2.01 - Committed Loans; Borrowing Base Indebtedness Limitation.

i)    Section 2.01(i) of the original Credit Agreement is hereby amended and restated in its entirety as follows: “(i) the Total Outstandings shall not exceed the lesser of the Aggregate Commitments or the Borrowing Base,”

ii)    Section 2.01 is further amended to delete the word “and” before “(ii)”, insert a comma after the end of existing clause (ii) and insert the following new clause (iii): “(iii) Administrative Agent has determined that no repayment or cash collateralization shall be required to be made pursuant to Section 2.18(c)”.

b.    Section 2.03(a)(i)– The Letter of Credit Commitment; Borrowing Base Availability Limitation.
i)    Section 2.03(a)(i)(x) of the Original Credit Agreement is hereby amended and restated in its entirety as follows: “(i) the Total Outstandings shall not exceed the lesser of the Aggregate Commitments or the Borrowing Base,”

ii)    Section 2.03(a) is further amended to delete the word “and” before “(z)”, insert a comma after the end of existing clause (z) and insert the following new clause (aa): “(aa) Administrative Agent has determined that no repayment or cash collateralization shall be required to be made pursuant to Section 2.18(c)”.
c.    Extension of Maturity Date. Upon the effective date of this Amendment, the Maturity Date shall be deemed to have been extended to April 18, 2020 and Borrower shall only be entitled to, subject to the satisfaction of the conditions precedent to such extension set forth in Section 2.14, one additional twelve (12) month extension of the Maturity Date (i.e., from April 18, 2020 to April 18, 2021) under Section 2.14.
d.    Increase in Commitment; deletion of Section 2.15. Upon the effective date of this Amendment (a) the Aggregate Commitments shall be as modified by this Amendment (i.e., $125,000,000.00), (b) the provisions of Section 2.15 of the Original Credit Agreement shall be deemed deleted and replaced with “[Intentionally Deleted]” and Borrower shall have no further right to any increase in the Aggregate Commitments, and (c) all references in the Original Credit Agreement to Section 2.15 shall be deemed deleted.
e.    New Section 2.18; Borrowing Base Limitations. The following new Section 2.18 is hereby added to the Original Credit Agreement at the end of Article II:
“2.18    Borrowing Base Limitations.
(a)    Borrowing Base Availability. In addition to and without limitation of any other provisions set forth elsewhere herein, the availability of any Loans or any L/C Credit Extension shall be limited by, and shall at no time exceed, the Borrowing Base. The calculation of Borrowing Base at any time shall be determined by reference to the most recent Compliance Certificate delivered to the Administrative Agent; provided that if the Administrative Agent notifies the Borrower within five Business Days of receipt of the Compliance Certificate that it disagrees with the calculation of Borrowing Base contained in such Compliance Certificate (including a reasonable description of the basis upon which it disagrees and its reasonable calculation of the Borrowing Base), the Borrowing Base shall be calculated as so reasonably determined by Administrative Agent based on the Compliance Certificate and the statements, reports and information provided to Administrative Agent pursuant to Section 6.01.
(b)    Borrowing Base Indebtedness. The calculation of Borrowing Base Indebtedness at any time shall be determined by reference to the most recent Compliance Certificated delivered to the Administrative Agent; provided that if the Administrative Agent notifies the Borrower within five Business Days of receipt of the Compliance Certificate that it disagrees with the calculation of Borrowing Base Indebtedness contained in such Compliance Certificate (including a reasonable description of the basis upon which it disagrees and its reasonable calculation of the Borrowing Base Indebtedness), the Borrowing Base Indebtedness shall be calculated as so reasonably determined by Administrative Agent based on the Compliance Certificate and the statements, reports and information provided to Administrative Agent pursuant to Section 6.01.
(c)    Balancing Payment. In the event (i) the Total Outstandings exceed the Borrowing Base and/or (ii) the Borrowing Base Indebtedness exceeds the Borrowing Base, Borrower shall, within sixty (60) days after written demand therefor by Administrative Agent to Borrower, repay that portion of any outstanding Loans and/or Cash Collateralize that portion of any L/C Obligations necessary to eliminate any such excess.”

f.    Financial Reporting – Section 6.01. The following unnumbered paragraph is hereby inserted at the end of Section 6.01 of the Original Credit Agreement.
“Notwithstanding anything to the contrary set forth elsewhere herein or in any other Loan Document, if, during any fiscal quarter or fiscal year Holdings owns any Material Asset, (a) the financial statements and other information required to be delivered pursuant to Section 6.01 hereof with respect to such fiscal quarter or fiscal year, as applicable, shall be required to be delivered with respect to Borrower and its Subsidiaries (and such financial statements shall not be on a consolidated basis with Holdings), (b) each of the financial covenants set forth below in Sections 7.01 and 7.02 shall be deemed to be those of Borrower without consolidation with Holdings and Borrower shall be required to, independent of Holdings and without consolidation therewith, satisfy each such financial covenant as and when required pursuant to Section 7.01 and Section 7.02 and (c) any all references in the Credit Agreement or any other Loan Document to “Holdings” with respect to (x) any financial statement or other information required to be delivered pursuant to Section 6.01 hereof, (y) any financial covenant set forth in Section 7.01 and 7.02 hereof and (z) any defined term used in connection with the calculation of any financial covenant set forth in Section 7.01 or 7.02 hereof, in each case shall be deemed to be a reference to or a requirement of Borrower, as applicable. “
g.    Amendment to Section 6.12 – Additional Guarantors. Section 6.12 of the Original Credit Agreement is hereby amended and restated in its entirety as follows:
“6.12    Additional Guarantors. Notify the Administrative Agent promptly if after the Closing Date (i) any Person becomes a Domestic Subsidiary of the Borrower (other than an Excluded Subsidiary), or (ii) Holdings or any Domestic Subsidiary of the Borrower (other than any such Domestic Subsidiary which is an existing Guarantor) Guarantees any Indebtedness of the Borrower or its Subsidiaries in respect of a capital markets bond issuance, and within 30 days thereafter (or such longer period as the Administrative Agent shall agree), cause such Person to (a) become a Guarantor by executing and delivering to the Administrative Agent a counterpart of the Guaranty or such other document as the Administrative Agent shall deem appropriate for such purpose, and (b) deliver to the Administrative Agent documents of the types referred to in clauses (iii) and (iv) of Section 4.01(a) and favorable customary opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to in clause (a)), all in form, content and scope reasonably satisfactory to the Administrative Agent.”
h.    Amendment to Sections 7.01(a) and 7.02(a) – Minimum Consolidated Tangible Net Worth. Sections 7.01(a) and 7.02(a) of the Original Credit Agreement are hereby amended and restated in their entirety as follows:
7.01(a)        “(a)     Minimum Consolidated Tangible Net Worth. Permit the Consolidated Tangible Net Worth (monitored and tested quarterly as of the last day of each fiscal quarter) to be less than (i) $949,007,500 plus (ii) 50% of the cumulative Consolidated Net Income for each fiscal quarter commencing on or after June 30, 2017 (excluding any quarter in which there is a loss but applying Consolidated Net Income thereafter first to such loss before determining 50% of such amount for purposes of this calculation) plus (iii) 50% of the aggregate proceeds received by the Borrower (net of reasonable fees and expenses) in connection with any offering of stock or equity in each fiscal quarter commencing on or after June 30, 2017.”
7.02(a)        “(a)    Minimum Consolidated Tangible Net Worth. Permit Consolidated Tangible Net Worth as of the last day of any fiscal quarter of Holdings (commencing with the fiscal quarter ending June 30, 2017) to be less than $750,000,000.”
i.    New Section 7.07 - Additional Negative Covenants. The following new Section 7.07 is hereby added to the Original Credit Agreement at the end of Article VII:

“7.07    Additional Negative Covenants. If Borrower consummates any capital markets bond issuance (a “Bond Issuance”), then, effective as of the funding date of such Bond Issuance (without notice to, consent of or action of the Administrative Agent, the Borrower, any Lender or any other Person), any negative covenants included in the indenture or any supplemental indenture for such Bond Issuance (including, without limitation, negative covenants relating to limitations on asset sales, limitations on restricted payments and investments, limitation on the incurrence of indebtedness, limitations on transactions with affiliates, limitations on permitted business activities, limitations on liens, limitations on dividend and other payment restrictions affecting restricted subsidiaries, and limitations on merger, consolidation or sale of substantially all assets) (such additional negative covenants the “Additional Negative Covenants”), together with all applicable definitions used therein, shall be deemed to be incorporated into this Agreement as though set forth in full and Borrower shall be obligated to comply therewith at all times, with the failure to do so constituting an immediate Event of Default hereunder. Any such Additional Negative Covenants shall be in addition to and without limitation of the other existing negative covenants set forth in Article VII or any other provision in the Loan Agreement. Borrower shall promptly provide Administrative Agent (for the distribution of same to the Lenders) with final, fully executed copies of any indenture or supplemental indenture relating to such Bond Issuance. If Borrower does not consummate a Bond Issuance on or prior to February 9, 2018, then the Lenders, the Administrative Agent and Borrower shall use commercially reasonable efforts to cooperate in good faith to negotiate Additional Negative Covenants reasonably acceptable to Borrower and the Required Lenders, and this Agreement shall be amended with the consent of Borrower, Administrative Agent and the Required Lenders to incorporate and document such Additional Negative Covenants. In no event shall failure by Borrower, Lenders or the Administrative Agent to exercise such commercially reasonable efforts or to so cooperate in good faith result in a breach, Default or Event of Default hereunder by Borrower.”
j.    Amendment to 10.01 – Amendments, Etc. The last paragraph of Section 10.01 of the Original Credit Agreement is hereby amended and restated in its entirety as follows:
“Notwithstanding any provision herein to the contrary (but subject to the proviso set forth below at the end of this paragraph), this Agreement may be amended with the written consent of the Required Lenders, the Administrative Agent and the Borrower (i) to add one or more additional revolving credit facilities to this Agreement, and to permit the extensions of credit and all related obligations and liabilities arising in connection therewith from time to time outstanding to share ratably in the benefits of this Agreement and the other Loan Documents with the obligations and liabilities from time to time outstanding in respect of the existing facilities hereunder, and (ii) in connection with the foregoing, to permit, as deemed appropriate by the Administrative Agent and approved by the Required Lenders, the Lenders providing such additional credit facilities to participate in any required vote or action required to be approved by the Required Lenders or by any other number, percentage or class of Lenders hereunder; provided, however, to the extent any such proposed amendments would affect any individual Lender such that it would require that individual Lender’s consent or approval under Section 10.01(a) through (g) above,  such consent or approval would be required.”
k.    Compliance Certificate. The form of Compliance Certificate attached as Exhibit D to the Original Credit Agreement is hereby replaced by the form of Compliance Certificate attached hereto as Exhibit 1, with all references to such Compliance Certificate or Exhibit D in the Loan Documents being deemed a reference to the form of Compliance Certificate attached hereto as Exhibit 1.
4.Conditions Precedent. This Amendment shall become effective and binding on Administrative Agent, Borrower and Lenders only upon satisfaction of the following conditions precedent:
a.    Execution and Delivery of Amendment and Related Documents. Administrative Agent shall have received the following documents executed by all required Persons (and shall have also executed and delivered its signature with respect to any of the following documents to which it is a party): (i) this Amendment,

(ii) those certain Lender Joinder Agreements pursuant to which each Lender (other than CBT) has assumed twenty percent (20%) of the Aggregate Commitments as increased by this Amendment, (iii) Borrower shall have executed new Notes in favor of each of the Lenders (other than CBT whose existing CBT Note will continue in effect) using the form of Note attached to the Credit Agreement, (iv) each Guarantor shall have executed the attached Consent of Guarantors, and (v) Borrower shall have delivered a fully executed Secretary’s Certificate containing such statements, certificates, consents and resolutions authorizing Borrower’s execution and delivery of this Amendment and the related documents, including the Notes, and the performance of its obligations under the Loan Documents as modified by this Amendment, all in form and content reasonably acceptable to Administrative Agent.
b.    Payment of Extension Fee. Borrower shall have paid to Administrative Agent for the benefit of the Lenders on a pro rata basis in accordance with their respective Commitments an extension fee equal to .25% of the Aggregate Commitments, which extension fee shall be deemed earned in full upon receipt and non-refundable under any circumstance, including any prepayment of the Loan in full at any time after the effective date of this Amendment.
c.    Payment of Commitment Fee. Borrower shall have either paid directly to each Lender (other than CBT as a Lender) or shall have paid to Administrative Agent for the benefit of such Lender (other than CBT as a Lender) a commitment fee as may be agreed to by such Lender and Borrower, which commitment fee shall be deemed earned in full upon receipt and non-refundable under any circumstance, including any prepayment of the Loan in full at any time after the effective date of this Amendment.
d.    Payment of Administrative Agent Fees. Borrower shall have paid to Administrative Agent for its own account and not for the benefit of any Lender such fees as required pursuant to separate agreement between Borrower and Administrative Agent, which fees shall be deemed earned in full upon receipt and non-refundable under any circumstance, including any prepayment of the Loan in full at any time after the effective date of this Amendment.
e.    Representations True and Correct. The representations and warranties set forth in the Loan Documents, including Section 5 of the Credit Agreement and those set forth herein, are true, correct and complete in all material respects, except as to any representations and warranties that are already qualified by “in all material respects”, in which case such representations and warranties will be true, correct and complete.
f.    No Event of Default. No Event of Default (or any event that with the giving of notice and/or the passage of time could become an Event of Default) shall have occurred and be continuing.
g.    Payment of Fees, Costs and Expenses. Borrower shall have paid to Administrative Agent all fees, costs and charges in connection with this Amendment and the consummation thereof, including Administrative Agent’s reasonable legal fees and costs. Administrative Agent may (but without any obligation to do so), permit any of the foregoing amounts to be paid after the Effective Date, in which case such amounts shall be required to be paid to Administrative Agent within ten (10) days of written demand therefor by Lender to Borrower.
Notwithstanding anything to the contrary set forth elsewhere herein, the foregoing conditions precedent to this Amendment shall only be deemed satisfied (or otherwise deferred in accordance with their terms) and this Amendment shall only be deemed effective as of the date first set forth above, all without further notice to or action by any party hereto, upon the full execution and delivery of the documents required by clause (a) above and the delivery by Administrative Agent to Borrower and Lenders of a fully executed copy of this Amendment.
5.Ratification of Loan Documents and Collateral. The Loan Documents are hereby ratified and affirmed by Borrower and will remain in full force and effect as modified herein, and as those Loan Documents may have been amended, restated or otherwise modified. Each reference in any Loan Document to any other Loan Document will be a reference to such Loan Document as modified by this Amendment or as otherwise restated, amended or modified.
6.Borrower Representations and Warranties. Borrower represents and warrants to Administrative Agent and Lenders as follows:
a.    No Defaults. Borrower is in compliance with the financial covenants set forth in Sections 7.01 and 7.02 of the Credit Agreement and no Event of Default has occurred and is continuing under the Loan Documents, and, to Borrower’s knowledge, no event that with the giving of notice and/or the passage of time could become an Event of Default).
b.    Continuing Accuracy of Representations. Each and all representations and warranties of Borrower in the Loan Documents are accurate on the date hereof in all material respects, except for those that may no longer be true as a result of the passage of time or a change in circumstance and are not the result of an Event of Default.
c.    No Counterclaims, Defenses. Borrower is not aware of any claims, counterclaims, defenses, or set-offs available to either Borrower or Guarantor with respect to the Loan Documents.
d.    Binding Obligations. The Loan Documents are the legal, valid, and binding obligation of Borrower and, as applicable, Guarantors, enforceable against Borrower and Guarantors respectively in accordance with their terms, subject only to bankruptcy, insolvency, moratorium, reorganization or similar laws affecting creditors’ rights generally and by equitable principles of general application.
e.    Valid Formation; Authorization. Borrower continues to be validly existing under the laws of the state of its formation and continues to be in good standing in the State of California. The execution and delivery of this Amendment and the performance of the Loan Documents, as modified herein have been duly authorized by all requisite action by or on behalf of Borrower (and each Guarantor to the extent applicable) and all other requisite persons, no further consent, authorization or the taking of any other action is required in order for Borrower and Guarantor (as applicable) to execute, deliver and perform this Amendment and the other Loan Documents as modified herein and the execution, delivery and performance of this Amendment and the other Loan Documents as modified herein shall not conflict with any laws, orders, judgments, decrees, agreements, indentures or other obligations and duties of Borrower or Guarantor or with respect to which any of their respective assets are subject.
7.Cooperation. Borrower covenants and agrees with Administrative Agent and Lenders that Borrower and each Guarantor shall execute, deliver, and provide to Administrative Agent and Lenders such additional agreements, documents, and instruments as reasonably required by Administrative Agent and Lenders to effectuate the intent of this Amendment, in each case, to the extent required by the terms of the Loan Documents.
8.Entire Agreement, Change, Discharge, Termination, or Waiver. The Loan Documents, as modified herein, and as otherwise amended, restated or modified, contain the entire understanding and agreement of Borrower, Administrative Agent and Lenders and each Guarantor in respect of the subject matter thereto and supersede all prior representations, warranties, agreements, arrangements, and understandings. No provision of such Loan Documents may be further changed, discharged, supplemented, terminated, or waived except in a writing signed by the applicable parties thereto and Administrative Agent, and Lenders as applicable. To the extent there are any inconsistencies between the Loan Documents and this Amendment, this Amendment shall control.

9.Binding Effect. The Loan Documents as modified herein are binding upon, and inure to the benefit of Borrower, each Guarantor, Administrative Agent and Lenders and their respective successors and assigns to the extent any such assignment is permitted under the Credit Agreement. This Amendment, and the interpretation and enforcement thereof shall be in accordance with the general terms and conditions set forth in the Original Credit Agreement (as modified herein), including the notice provisions, consent to jurisdiction provisions, governing law provisions, waiver of jury and judicial reference provisions, and the integration, counterpart and severability provisions, with Administrative Agent, Lender and Borrower being entitled to the benefits thereof and being bound thereby.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have entered into this Amendment as of the date first above written.
BORROWER:
FIVE POINT OPERATING COMPANY, LP,
a Delaware limited partnership

By: Five Point Opco GP, LLC, a Delaware limited liability company, its managing general partner

By:	Five Point Holdings, LLC, a Delaware limited liability company, its sole member

By:	/s/ Michael P. White
Name:	Michael P. White
Title:	Vice President

Signature Page First Amendment to Credit Agreement

ADMINISTRATIVE AGENT:

ZB, N.A. dba CALIFORNIA BANK & TRUST, as Administrative Agent

By:	/s/ Aegea Lee
Name:	Aegea Lee
Title:	SVP

LENDERS:

ZB, N.A. dba CALIFORNIA BANK & TRUST,
as a Lender and L/C Issuer

By:	/s/ Aegea Lee
Name:	Aegea Lee
Title:	SVP

Signature Page First Amendment to Credit Agreement

CITIBANK, N.A.

By:	/s/ Anita Philip
Name:	Anita Philip
Title:	Vice President

Signature Page First Amendment to Credit Agreement

COMERICA BANK,
a Texas banking association

By:	/s/ Jonathan R. Ward
Name:	Jonathan R. Ward
Title:	VP - Western Market

Signature Page First Amendment to Credit Agreement

JPMORGAN CHASE BANK, N.A.,
a national banking association

By:	/s/ Chiara Carter
Name:	Chiara Carter
Title:	Executive Director

[End of Signature Pages]

Signature Page First Amendment to Credit Agreement

CONSENT AND AGREEMENT OF GUARANTOR
The undersigned Guarantor hereby consents to the foregoing First Amendment to Credit Agreement (“Amendment”). The undersigned further acknowledges, represents and warrants to Administrative Agent and Lenders that (a) the undersigned has received a copy of the Amendment, has read the Amendment, understands the Amendment, has discussed the Amendment with Borrower, has sought independent advice from counsel with respect to the Amendment or, although having the time and opportunity to do so, has elected not to seek such independent advice, and thereafter has fully, finally and unconditionally consented to the Amendment, (b) the Guaranty as may be modified by the Amendment (and as otherwise may have been restated, amended or otherwise modified) continues to be the legal, valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with their terms, subject only to bankruptcy, insolvency, moratorium, reorganization or similar laws affecting creditors’ rights generally and by equitable principles of general application, (c) notwithstanding anything to the contrary set forth in any other agreement, instrument or other document, Guarantor acknowledges and agrees that it is not a primary obligor along with Borrower under the Loan and that the obligations of Guarantor under the Loan Documents to which it is a party constitute separate, independent and valid obligations of Guarantor and (d) Guarantor is not aware of any claims, counterclaims, defenses, or off-sets with respect to the enforcement against Guarantor of the Loan Documents to which it is a party exist.
Guarantor further acknowledges and agrees that, notwithstanding anything to the contrary set forth in any Guaranty, no Guarantor shall be deemed to be a guarantor of any applicable swap obligations if such Guarantor is not an “Eligible Contract Participant” as defined in § 1(a)(18) of the Commodity Exchange Act and the applicable rules issued by the Commodity Futures Trading Commission and/or the Securities and Exchange Commission (collectively, and as now or hereafter in effect, “the ECP Rules”) to the extent that the providing of such guaranty by such Guarantor would violate the ECP Rules or any other applicable law or regulation. This paragraph shall not affect any obligations of any Guarantor other than with respect to any such swap obligations, nor shall it affect the obligations of any Guarantor who qualifies as an Eligible Contract Participant.
[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have entered into this Consent and Agreement of Guarantor as of the date of the Amendment.
GUARANTORS:

THE SHIPYARD COMMUNITIES, LLC

By:	Five Point Operating Company, LP,
its manager

By:	Five Point Opco GP, LLC,
its managing general partner

By:	Five Point Holdings, LLC,
its sole member

By:	/s/ Michael P. White
Name:	Michael P. White
Title:	Vice President

Signature Page to Consent and Agreement of Guarantor

FIVE POINT LAND, LLC

By:	Five Point Operating Company, LP,
its manager

By:	Five Point Opco GP, LLC,
its managing general partner

By:	Five Point Holdings, LLC,
its sole member

By:	/s/ Michael P. White
Name:	Michael P. White
Title:	Vice President

Signature Page to Consent and Agreement of Guarantor

FIVE POINT COMMUNITIES MANAGEMENT, INC.

By:	/s/ Michael P. White
Name:	Michael P. White
Title:	Assistant Secretary

Signature Page to Consent and Agreement of Guarantor

FIVE POINT COMMUNITIES, LP

By:	Five Point Communities Management, Inc.,
its general partner

By:	/s/ Michael P. White
Name:	Michael P. White
Title:	Assistant Secretary

Signature Page to Consent and Agreement of Guarantor

FIVE POINT HERITAGE FIELDS, LLC

By:	Five Point Operating Company, LP,
its sole member

By:	Five Point Opco GP, LLC,
its managing general partner

By:	Five Point Holdings, LLC,
its sole member

By:	/s/ Michael P. White
Name:	Michael P. White
Title:	Vice President

Signature Page to Consent and Agreement of Guarantor

EXHIBIT 1

FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date: ,

To:	ZB, N.A. dba California Bank & Trust, as Administrative Agent; $125,000,000 Unsecured Credit Facility
Ladies and Gentlemen:
Reference is made to that certain Credit Agreement, dated as of April 18, 2017 (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein (including the Schedule hereto) as therein defined unless otherwise defined herein), among Five Point Operating Company, LP, a Delaware limited liability company (the “Borrower”), the Lenders from time to time party thereto, and ZB, N.A. dba California Bank & Trust, as Administrative Agent and L/C Issuer.
The undersigned Authorized Financial Officer hereby certifies as of the date hereof that he/she is the                              of the Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Borrower, and that:
[Use following paragraph 1 for fiscal year-end financial statements]
1.    The Borrower has delivered the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of Holdings ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.
[Use following paragraph 1 for fiscal quarter-end financial statements]
1.    The Borrower has delivered the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of Holdings ended as of the above date. Such financial statements fairly present in all material respects the financial condition, results of operations and cash flows of Holdings and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.
[select one:]
2.    [to the knowledge of the undersigned, no Default has occurred and is continuing as of the date here.]
--or--
[to the knowledge of the undersigned, the following is a list of each Default that has occurred and is continuing as of the date hereof and its nature and status as of the date hereof:]
3.    The financial covenant analyses and information set forth on Schedule 11 attached hereto are true and accurate on and as of the date of this Certificate.

4.    As of the end of the fiscal quarter ending on ___________, 20__, (a) the Borrowing Base was $____________________ (i.e., that amount equal to the Consolidated Unpledged Assets divided by 1.5) and (b) the Borrowing Base Indebtedness was $___________ (i.e., that amount equal to the Consolidated Funded Indebtedness minus (i) Non-Recourse Indebtedness and (ii) any Indebtedness secured by asset(s) of the Borrower or any of its Subsidiaries not included in the Consolidated Unpledged Assets).
IN WITNESS WHEREOF, the undersigned has executed this Certificate as of
            ,         .
FIVE POINT OPERATING COMPANY, LP,
a Delaware limited partnership

By: Five Point Opco GP, LLC, a Delaware limited liability company, its managing general partner

By:	Five Point Holdings, LLC, a Delaware limited liability company, its sole member

By:
Name:
Title:

1Calculations of Consolidated Interest Coverage Ratio and Consolidated EBITDA only required to be provided if the Liquidity test is not satisfied